UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2006

NEENAH PAPER, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

Today, October 11, 2006, Neenah Paper, Inc. (the “Company”) through a newly created wholly-owned subsidiary, Neenah Paper International, LLC (“NPI”) completed its purchase of the outstanding interests of FiberMark Services GmbH & Co. KG (“FiberMark KG”) and the outstanding interests of FiberMark Beteiligungs GmbH (“FiberMark Beteiligungs,” and together with FiberMark KG, “Neenah Germany”).  Neenah Germany was acquired from FiberMark, Inc., and FiberMark International Holdings LLC for $218 million in cash as previously disclosed in a Form 8-K filed by the Company on August 9, 2006. The transaction was financed through $160 million of available cash and $58 million of new debt drawn against the Company’s senior credit facility.

The assets acquired as a result of the acquisition of Neenah Germany consist of three mills located near Munich and Frankfurt, that produce a wide range of products, including auto and other filter media, non-woven wall coverings, masking and other tapes, abrasive backings, and specialized printing and coating substrates.  Neenah Germany and its related assets will be operated as part of the Company’s technical products business.

The Company will file financial statements and pro-forma financials for Neenah Germany in an amended filing as soon as they are available, but in no case later than 71 calendar days following the date of this filing.

Certain of the foregoing statements may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to, changes in U.S./Canadian dollar, U.S./Euro and other currency exchange rates, changes in pulp prices, the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the Company to realize anticipated cost savings and the successful integration of the Neenah Germany operations. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. The Company cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.

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Item 9.01  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibit
Exhibit 2.1	Sale and Purchase Agreement dated as of August 9, 2006 by and between FiberMark, Inc., FiberMark International Holdings LLC, and Neenah Paper, Inc.*

Exhibit 2.2	Assignment of Sale and Purchase Agreement Rights dated October 11, 2006 by and between Neenah Paper, Inc. and Neenah Paper International, LLC

Exhibit 99.1	Press Release.

*Page iv of Exhibit 2.1 filed herewith contains a list of Exhibits and Schedules that are not included with this filing in accordance with Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the Securities and Exchange Commission a copy of any omitted Exhibit or Schedule upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: October 11, 2006	/s/ STEVEN S. HEINRICHS
Steven S. Heinrichs Senior Vice President, General Counsel and Secretary

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